Exhibit 23.2





                             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration
Statement on Form S-8 of our Report on the Financial Statements and Schedules of The Standard Register Company included in the Annual
Report on Form 10-K for the year ended December 31, 1995.


                                                   BATTELLE & BATTELLE, LLP


Dayton, Ohio
November 6, 1996